17
                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Claire's Stores, Inc. (the "Company") for the period ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rowland Schaefer, Chief Executive Officer of the Company, and I, Ira D. Kaplan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /S/  ROWLAND  SCHAEFER
                                          ----------------------
                                          Rowland  Schaefer
                                          Chief  Executive  Officer
                                          September  13,  2002



                                          /S/  IRA  D.  KAPLAN
                                          --------------------
                                          Ira  D.  Kaplan
                                          Chief  Financial  Officer
                                          September  13,  2002